Exhibit 99.1

ORBCOMM ENTERS INTO AGREEMENT

TO BE ACQUIRED BY GI PARTNERS

ORBCOMM Stockholders to Receive $11.50 Per Share in Cash

Transaction Provides Significant Premium to ORBCOMM Stockholders

Rochelle Park, NJ, April 8, 2021 – ORBCOMM Inc. (Nasdaq: ORBC), a global provider of Internet of Things (IoT) solutions, today announced that it has entered into a definitive agreement to be acquired by GI Partners, a leading US-based investor in data infrastructure businesses, in an all-cash transaction that values ORBCOMM at approximately $1.1 billion, including net debt.

Under the terms of the agreement, ORBCOMM stockholders will receive $11.50 in cash per outstanding share of common stock upon closing of the transaction, representing a premium of approximately 52% to ORBCOMM’s closing share price on April 7th and a 50% premium over the 90-day volume-weighted average share price through that date.

The investment by GI Partners will support ORBCOMM’s strong momentum in the industrial IoT as it increases its investment in sales, marketing and technology innovation to accelerate growth, execute on its long-term strategic plan and global market expansion, and provide added flexibility as a privately-held company.

“This transaction will provide immediate and substantial value to ORBCOMM stockholders, reflecting the tremendous commitment and work of our employees and stakeholders. The partnership with GI Partners will provide us the opportunity to rapidly advance our long-term strategy,” said Marc Eisenberg, ORBCOMM’s Chief Executive Officer. “GI Partners has an established track record of working with companies to accelerate growth, and we look forward to continuing to drive innovation, providing world-class service to our global customers and expanding our market share in the industrial IoT as a privately held company.”

“ORBCOMM has a long history of innovation, providing mission-critical services to customers across the global logistics landscape and a broad range of other industries,” said Mark Prybutok, Managing Director of GI Partners. “We are excited to work with the ORBCOMM team to take the business forward as IoT use cases continue to evolve and grow.”

ORBCOMM’s Board of Directors has unanimously approved the transaction and recommends that ORBCOMM’s stockholders vote in favor of the transaction at the special meeting of ORBCOMM stockholders to be called in connection with the transaction. A special meeting of ORBCOMM’s stockholders will be held as soon as practicable following the filing of a definitive proxy statement with the U.S. Securities and Exchange Commission (SEC) and subsequent mailing to its stockholders.

Transaction Details

The transaction is expected to close following the satisfaction of customary closing conditions, including approval by ORBCOMM stockholders and the receipt of required regulatory approvals.

Consistent with the Board’s commitment to maximizing stockholder value, under the terms of the definitive merger agreement, ORBCOMM and its representatives may actively solicit and consider alternative acquisition proposals during a 30-day “go-shop” period that will expire on May 7, 2021. ORBCOMM has the right to terminate the definitive merger agreement with GI Partners to enter into a superior proposal subject to certain terms and conditions of the definitive merger agreement. There can be no assurance that this process will result in a superior proposal, and ORBCOMM does not intend to disclose developments with respect to the solicitation process unless and until it determines such disclosure is appropriate or is otherwise required.

The parties expect the transaction to close in the second half of 2021. Subject to and upon completion of the transaction, ORBCOMM will become a privately-held company and its common stock will no longer be listed on the Nasdaq Stock Market.

PJT Partners and Raymond James are acting as financial advisors to ORBCOMM, and Milbank LLP is acting as legal counsel. Evercore is acting as financial advisor to GI Partners, and Simpson Thacher & Bartlett LLP and Morgan, Lewis & Bockius LLP are acting as legal counsel.

About ORBCOMM Inc.

ORBCOMM (Nasdaq: ORBC) is a global leader and innovator in the industrial Internet of Things, providing solutions that connect businesses to their assets to deliver increased visibility and operational efficiency. The company offers a broad set of asset monitoring and control solutions, including seamless satellite and cellular connectivity, unique hardware and powerful applications, all backed by end-to-end customer support, from installation to deployment to customer care. ORBCOMM has a diverse customer base including premier OEMs, solutions customers and channel partners spanning transportation, supply chain, warehousing and inventory, heavy equipment, maritime, natural resources, and government. For more information, visit www.orbcomm.com. You can also connect with ORBCOMM at https://blog.orbcomm.com, on Twitter at @ORBCOMM_Inc, at https://www.linkedin.com/company/orbcomm or https://www.youtube.com/c/ORBCOMM_Inc.

About GI Partners

Founded in 2001, GI Partners is a private investment firm based in San Francisco, California. The firm has raised over $26 billion in capital from leading institutional investors around the world to invest in private equity, real estate, and data infrastructure strategies. The private equity team invests primarily in companies in the Healthcare, IT Infrastructure, Services, and Software sectors. The real estate team invests across a broad range of platforms and strategies. The data infrastructure team invests primarily in hard asset infrastructure businesses underpinning the digital economy. For more information on GI Partners and its entire portfolio, please visit www.gipartners.com/.

Forward-Looking Statements

Certain statements discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to our plans, objectives and expectations for future events and include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Such forward-looking statements, including those concerning ORBCOMM’s expectations, are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from the results, projected, expected or implied by the forward-looking statements, some of which are beyond ORBCOMM’s control, that may cause ORBCOMM’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transaction may not be consummated in a timely manner, if at all; (ii) the risk that the transaction may not be consummated as a result of buyer’s failure to comply with its covenants and that, in certain circumstances, ORBCOMM may not be entitled to a termination fee; (iii) the risk that the definitive merger agreement may be terminated in circumstances that require ORBCOMM to pay a termination fee; (iv) risks related to the diversion of management’s attention from ORBCOMM’s ongoing business operations; (v) risks regarding the failure of the buyer to obtain the necessary financing to complete the transaction; (vi) the effect of the announcement of the transaction on ORBCOMM’s business relationships (including, without limitation, customers), operating results and business generally; and (vii) risks related to obtaining the requisite consents to the transaction, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. In addition, specific consideration should be given to various factors described in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our Annual Report on Form 10-K, and other documents, on file with the Securities and Exchange Commission. ORBCOMM undertakes no obligation to publicly revise any forward-looking statements or cautionary factors, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between ORBCOMM and GI Partners, ORBCOMM will file with the SEC a preliminary Proxy Statement of ORBCOMM (the “Proxy Statement”). ORBCOMM plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. ORBCOMM URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORBCOMM, GI PARTNERS, THE PROPOSED TRANSACTION AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by ORBCOMM with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by ORBCOMM with the SEC by accessing the Investor Relations section of ORBCOMM’s website at investors.orbcomm.com or by contacting ORBCOMM’s Investor Relations at investorrelations@orbcomm.com or calling +1 703.462.3894.

Participants in the Solicitation

ORBCOMM and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from ORBCOMM’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of ORBCOMM in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about ORBCOMM’s directors and executive officers in ORBCOMM’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from ORBCOMM using the contact information above.

ORBCOMM Contacts
For Investors:	For Trade Media:
Michelle Ferris	Sue Rutherford
Senior Director of Corporate Communications	VP of Marketing
+1 703.462.3894	+1 613.290.1169
ferris.michelle@orbcomm.com	rutherford.sue@orbcomm.com
investorrelations@orbcomm.com	mediarelations@orbcomm.com

GI Partners Media Contacts
Chris Tofalli	Gretchen Robinson
Chris Tofalli Public Relations LLC	GI Partners
Chris@tofallipr.com	GRobinson@gipartners.com